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                                                                   Exhibit 10.16



                               SECURITY AGREEMENT

       CORPLEX, INC., O'GARA SECURITY INTERNATIONAL, INC., O'GARA SATELLITE NETWORKS, INC., KROLL ENVIRONMENTAL ENTERPRISES, INC., KROLL INFORMATION SERVICES, INC., KROLL ASSOCIATES INTERNATIONAL HOLDINGS, INC., KROLL BACKGROUND AMERICA, INC., KROLL LINDQUIST AVEY, INC., INPHOTO SURVEILLANCE, INC., KROLL SCHIFF & ASSOCIATES, INC., KROLL LABORATORY SPECIALISTS, INC., KROLL-O'GARA CRISIS MANAGEMENT GROUP, INC., ITI LIMITED PARTNERSHIP, INTERNATIONAL TRAINING, INCORPORATED and KROLL BUCHLER PHILLIPS, LTD. (collectively, the "DEBTOR"), for valuable consideration, receipt of which hereby is acknowledged, hereby collaterally transfers, assigns and pledges to KEYBANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (together with its successors and assigns the "COLLATERAL AGENT"), for the ratable benefit of the Secured Parties, under the Collateral Agency and Intercreditor Agreement, dated as of the date hereof, among the Collateral Agent, KEYBANK NATIONAL ASSOCIATION, a national banking association, in its individual capacity (together with its successors and assigns, the "BANK") and the holders of the Senior Notes due May 30, 2003 of the Borrower, as the same may be amended and modified from time to time, a security interest in the following property (the "COLLATERAL"), whether the Borrower's interest therein be as owner, co-owner, lessee, consignee, secured party or otherwise, and whether the same be now owned or existing or hereafter arising or acquired:

1. All of Debtor's accounts ("ACCOUNTS"), which term includes Debtor's accounts, receivables, health care insurance receivables, contract rights, chattel paper, instruments, notes, drafts, acceptances, winnings in a lottery or other game of chance operated, sponsored, or authorized by a state or other governmental subdivision, and other forms of accounts;

2. Except for inventory located on the premises of Debtor which has been purchased with unliquidated government-funded progress payments and is therefore owned by any governmental entity, all of Debtor's inventory ("INVENTORY"), which term includes all goods, merchandise and other personal property, which are held for sale or lease or are furnished or to be furnished under a contract of service and/or raw materials, parts, finished goods, work in process and materials used or consumed or to be used or consumed in Debtor's business or in the processing, packaging, shipping or advertising thereof;

3. All of Debtor's equipment and fixtures ("EQUIPMENT"), which term includes all of Debtor's machinery, parts, tools, fixtures, furniture, and accessories, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

4. All of Debtor's intellectual property, contract rights and other general intangibles ("GENERAL INTANGIBLES"), including but not limited to (i) all contracts, (ii) all judgments, patents, trademarks, trade or business names, service marks, logos, copyrights, trade secrets, plans, blueprints, licenses, permits, tax or other refunds, software, programs,

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       inventions, business or technical data, processes, mailing and customer lists, books and records, and goodwill, (iii) payment intangibles, (iv) all rights, applications, continuations, renewals, substitutions, improvements, modifications and extensions in any manner related thereto, and (v) all proceeds and products thereof, including but not limited to all license royalties, payments made under insurance policies, and proceeds of infringement suits and any other suits;

5. All moneys, credits and other property of any nature whatsoever of Debtor now or hereafter in the possession of, in transit to or from, under the custody or control of, or on deposit with (whether held by Debtor individually or jointly with another) Collateral Agent or any affiliate of Collateral Agent, including but not limited to cash collateral accounts; and

6. The proceeds (including insurance proceeds) and products of the foregoing in whatever form the same may be,

for the purpose of securing the payment to Collateral Agent, for the benefit of Secured Parties, of all of the Obligations as such term is defined in the Collateral Agency and Intercreditor Agreement.

       Capitalized terms used herein and not otherwise defined in this Security Agreement will have the meanings given those terms in the Collateral Agency and Intercreditor Agreement. No change or amendment to any defined term contained in the Collateral Agency and Intercreditor Agreement used in this Security Agreement as a defined term shall be effective without the prior written consent of Debtor.

       Debtor further warrants to and agrees with Collateral Agent, for the benefit of Secured Parties, as follows:

1. PRESERVATION OF COLLATERAL. Debtor will keep the Collateral in good order and repair at all times, will use same with reasonable care and caution, will not, except in the ordinary course of business, part with possession or ownership thereof nor lease or hire out the Collateral without the written consent of Collateral Agent, and will exhibit the Collateral to Collateral Agent or any Secured Party upon reasonably demand during normal business hours. Debtor will promptly notify Collateral Agent of any loss or damage to the Collateral. Debtor will not use, or permit the Collateral to be used, in violation of any federal, state, county or municipal law or regulation or for any unlawful purpose whatsoever.

2. INSURANCE. Debtor will keep its insurable real and personal property insured with responsible insurance companies against loss or damage by fire, windstorm and other hazards which are commonly insured against in an extended coverage endorsement in an amount equal to not less than 80% of the insurable value thereof on a replacement cost basis and also maintain public liability insurance in a reasonable amount. In addition, Debtor will maintain extended liability insurance covering its operations of at least $1,000,000 and in a form and with companies reasonably satisfactory to Collateral Agent. Notwithstanding the foregoing, such property insurance will at all times be in an amount


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       so that Debtor will not be deemed a "co-insurer" under any co-insurance provisions of such policies. All such insurance policies will name Collateral Agent as an additional insured and, where applicable, as lender's loss payee under a loss payable endorsement satisfactory to Collateral Agent. All such policies will be in form and substance satisfactory to Collateral Agent and will provide that ten (10) days' prior written notice must be given to Collateral Agent before such policy is altered or cancelled. Schedules of all insurance of Debtor will be submitted to Collateral Agent upon request. Such schedules will contain a description of the risks covered, the amounts of insurance carried on each risk, the name of the insurer and the cost of such insurance to Debtor. Debtor will supplement such schedules from time to time promptly to reflect any change in insurance coverage. Debtor will deliver to Collateral Agent certificates representing such insurance policies upon the execution hereof. All amounts payable in settlement of insurance losses may be applied, at Collateral Agent's option, to the Obligations, or used to repair, replace or restore the Collateral. To the extent of any conflict between the provisions of this Section and the provisions of the Credit Agreement regarding insurance, the provisions of this Section will govern to the extent of the conflict.

3. PAYMENT OF EXPENSES BY COLLATERAL AGENT. At its option and upon Debtor's failure to fulfill its obligations respecting the same, Collateral Agent may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance and preservation of the Collateral, as determined by Collateral Agent to be necessary, and such expenditures will become a part of the Obligations. Debtor will reimburse Collateral Agent on demand for any payment so made or any expense incurred by Collateral Agent pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by Collateral Agent.

4. INFORMATION. Debtor will furnish to Collateral Agent from time to time (but not more than quarterly unless upon the occurrence of an Event of Default) if and as requested current lists of the Collateral including names and addresses of account debtors and agings of Accounts; will continue to mark on the books of Debtor appropriate entries evidencing the assignment of book accounts to Collateral Agent, for the benefit of Secured Parties, and will mark chattel paper and non-negotiable instruments to evidence the assignment thereof to Collateral Agent, for the benefit of Secured Parties; and, if and when requested by Collateral Agent from time to time, will furnish to it copies of all purchase orders, inventory lists, billings, shipping orders, correspondence and other instruments or writings in any way evidencing or relating to the Collateral or the proceeds thereof. Collateral Agent and its designated representatives and Collateral Agents will have the right at all reasonable times during normal business hours to examine, inspect, and audit the Collateral wherever located upon reasonable notice to Debtor.

5. SALE OF INVENTORY. Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may Debtor transfer any Inventory in satisfaction of any debt, except Debtor may return faulty, damaged or unused Inventory).


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6.     COLLECTION OF ACCOUNTS; SET OFF. Upon the occurrence and during the continuation of an Event of Default, Debtor will collect all of the Accounts or any other receipts and whenever Debtor receives any payment of any of the Accounts it will hold such payment in trust for Collateral Agent and forthwith will deliver to Collateral Agent the same in the form received by Debtor without commingling with any funds belonging to Debtor, and promptly will deposit the same in a special collateral account with Collateral Agent, for the benefit of Secured Parties. Upon the occurrence and during the continuation of an Event of Default, Debtor authorizes Collateral Agent and/or any Secured Party at any time without notice to appropriate and apply any balances, credits, deposits or accounts or money of Debtor (held individually or with others) in its possession, custody or control to the payment of the Obligations, all of which may at all times be held and treated as additional Collateral.

7. NOTIFICATION OF ACCOUNT DEBTORS. Collateral Agent, at any time after the occurrence of an Event of Default, and without notice to Debtor, may notify any persons who are indebted to Debtor with respect to any Accounts or General Intangibles of the assignment thereof to Collateral Agent and may direct such account debtors to make payment directly to Collateral Agent of the amounts due. At the request of Collateral Agent after the occurrence of an Event of Default, Debtor will direct any persons who are indebted to Debtor with respect to any Accounts or General Intangibles to make payment directly to Collateral Agent. Collateral Agent is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to Collateral Agent.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants to Collateral Agent and Secured Parties that, except for any Permitted Liens, as such term is defined in any of the documents executed in connection with the Obligations: (a) Debtor has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same is free from all encumbrances and rights of set off of any kind; (b) except as herein provided, Debtor will not hereafter without the prior written consent of Collateral Agent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of set off, lien or security interest to exist thereon except to Collateral Agent or any Secured Party; (c) Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (d) Debtor will deliver to Collateral Agent, for the benefit of Secured Parties, any negotiable instruments or chattel paper evidencing the Accounts; (e) each General Intangible is genuine and enforceable in accordance with its terms and Debtor will defend the same against all claims, demands, set offs and counterclaims at any time asserted; and (f) at the time any Accounts becomes subject to this Security Agreement, such Account will be a good and valid account representing a bona fide sale of goods or services by Debtor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no Account will be subject to any claim for credit, allowance or adjustment by any account debtor or any set off, defense or counterclaim.

9. PLACE OF BUSINESS. Debtor (a) now keeps and will continue to keep the Collateral at its places of business, which are set forth on the disclosure schedules prepared by Debtor


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       and delivered to each of the Secured Parties in connection with execution and delivery of this Security Agreement (the "Disclosure Schedule"); and Debtor now keeps and will continue to keep its books and records concerning the Collateral at its principal place of business shown above and (b) represents that it has no other place of business other than those locations set forth on the Disclosure Schedule.

       In the five years preceding the date hereof, Debtor has not conducted business under any name other than its current name nor maintained any place of business or any assets in any jurisdiction other than those locations set forth on the Disclosure Schedule.

10. FINANCING STATEMENTS; DOCUMENTS. At the request of Collateral Agent, Debtor will join with Collateral Agent in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Collateral Agent and will pay the cost of filing financing, continuation and termination statements in all public offices where filing is deemed necessary or desirable by Collateral Agent. Debtor will execute and deliver to Collateral Agent from time to time such supplemental assignments or other instruments as Collateral Agent may require for the purpose of confirming Collateral Agent's interest in the Collateral. Debtor hereby authorizes Collateral Agent to execute and file on behalf of Debtor all financing statements and documents deemed necessary or appropriate to perfect Collateral Agent's interest in the Collateral.

11. DEBTOR'S CONSENT. Upon the occurrence and during the continuation of an Event of Default, Debtor consents, with respect to the Accounts or any General Intangibles, to all extensions or postponements of time of payment thereof or any other indulgences in connection therewith, to the acceptance of partial payments thereon and to the settlement, compromise and adjustment thereof, all in such manner and at such time or times as Collateral Agent deems advisable.

12.    DEFAULT.
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       12.1   Upon the occurrence and during the continuation of (herein referred to as an "Event of Default"): (i) any Event of Default,
              (ii) or any default under any of such documents that do not have a defined set of "Events of Default," Collateral Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement or given to a secured party under applicable law, as it may be amended from time to time, including but not limited to the right to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Collateral Agent, for the benefit of Secured Parties, deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence and during the continuation of an Event of Default, Collateral Agent may, so far as Debtor can give authority therefore, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the same therefrom. Collateral Agent may require Debtor to make the Collateral available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to both parties. Debtor waives all claims for damages by


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              reason of any seizure, repossession, retention, use, or sale of the Collateral under the terms of this Security Agreement.

       12.2 The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by Collateral Agent will be applied to the Obligations in the order determined by Collateral Agent. If any excess remains after the discharge of all of the Obligations, the same will be paid to Debtor. If after exhausting all of the Collateral, there should be a deficiency, Debtor will be liable therefor to Collateral Agent and Secured Parties, provided, however, that nothing contained herein will obligate Collateral Agent to proceed against the Collateral prior to making a claim against Debtor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations.

       12.3 Whenever notice is required by law to be sent by Collateral Agent to Debtor of any sale, lease or other disposition of the Collateral, five days' written notice sent to Debtor's address set forth below will be reasonable.

13. RIGHTS OF COLLATERAL AGENT; POWER OF ATTORNEY. Debtor hereby irrevocably constitutes and appoints Collateral Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor or in its name, from time to time in Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Collateral Agent the power and right, on behalf of Debtor, after an occurrence and during the continuation of an Event of Default, and without notice to or assent by Debtor, to do the following:

       13.1 to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Collateral;

       13.2 to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any of the Collateral and to enforce any other right in respect of the Collateral;

       13.3 to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as Collateral Agent may deem appropriate; and

       13.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option, at any time, or from time to time, all acts and things which Collateral Agent deems necessary to protect or preserve the Collateral and Collateral Agent's security interest and rights therein in order to effect the intent of this Security Agreement, all as fully and effectively as Debtor might do.


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       13.5   Debtor hereby ratifies all that such attorneys will lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, will be irrevocable and will terminate only upon payment in full of the Obligations and the termination of this Security Agreement. The powers conferred upon Collateral Agent hereunder are solely to protect Collateral
              Agent's interests in the Collateral and will not impose any duty upon it to exercise any such powers. Collateral Agent will have no obligation to preserve any rights of any third parties in the Collateral. Collateral Agent will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Collateral Agents will be responsible to Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence or willful misconduct.

14.    GENERAL.
       -------

       14.1 WAIVER. No delay or omission on the part of Collateral Agent or any Secured Party to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or in an acquiescence therein nor will the action or non-action of Collateral Agent or any Secured Party in case of such Event of Default impair any right or power arising as a result thereof or affect any subsequent default or any other default of the same or a different nature.

       14.2 NOTICES. All notices, demands, requests, consents or approvals required hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered personally to such party or sent by telex, telecopy (followed by written confirmation) or other telegraphic means, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

              To Collateral Agent:  KeyBank National Association
                                    525 Vine Street
                                    Cincinnati,  Ohio 45202
                                    Attn:  Louis A. Fender
                                    Telecopier No.: 513-762-8222


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              To Debtor:        Corplex, Inc.
                                O'Gara Security International, Inc.
                                O'Gara Satellite Networks, Inc.
                                Kroll Environmental Enterprises, Inc.
                                Kroll Information Services, Inc.
                                Kroll Associates International Holdings, Inc. Kroll Background America, Inc.
                                Kroll Lindquist Avey, Inc.
                                Inphoto Surveillance, Inc.
                                Kroll Schiff & Associates, Inc.
                                Kroll Laboratory Specialists, Inc.
                                Kroll-O'Gara Crisis Management Group, Inc.
                                ITI Limited Partnership
                                International Training, Incorporated and
                                Kroll Buchler Phillips, Ltd.
                                c/o The Kroll-O'Gara Company
                                9113 LeSaint Drive
                                Fairfield, Ohio  45014
                                Attention: General Counsel
                                Telecopier No.: 513-874-1262

              And:              The Kroll-O'Gara Company
                                900 3rd Avenue
                                New York, New York 10022
                                Attn:  Chief Financial Officer
                                Telecopier:  212-750-5628


              All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telex, telecopy or telegraphic means, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

       14.3 SUCCESSORS AND ASSIGNS. This Security Agreement will be binding upon and inure to the benefit of Debtor and Collateral Agent, for the benefit of Secured Parties, and their respective successors and assigns; provided, however, that Debtor may not assign this Security Agreement in whole or in part without the prior written consent of Collateral Agent, for the benefit of Secured Parties, and Collateral Agent at any time may assign this Security Agreement in whole or in part. All references herein to the "Debtor" and "Collateral Agent" will be deemed to apply to Debtor and Collateral Agent and their respective heirs, administrators, successors and assigns.


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


       14.4 MODIFICATIONS. No modification or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom, will be established by conduct, custom or course of dealing; and no modification, waiver or consent will in any event be effective unless the same is in writing and specifically refers to this Security Agreement, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given. No notice to or demand on Debtor in any case will entitle Debtor to any other or further notice or demand in the same, similar or other circumstance.

       14.5 SUBJECT TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT. Any and all rights granted to the Collateral Agent under this Security Agreement are to be held and exercised by the Collateral Agent pursuant to the terms of the Collateral Agency and Intercreditor Agreement. Any and all obligations hereunder of the parties to this Security Agreement, and the rights granted to the Collateral Agent hereunder, are created and granted subject to the terms of the Collateral Agency and Intercreditor Agreement.

       14.6 DEFINITIONS. Debtor acknowledges and agrees that, with respect to any term used herein that is defined in either (i) Article 9 of the Uniform Commercial Code as in force in the jurisdiction in which this financing statement was signed by Debtor at the time that it was signed, or (ii) Article 9 as in force at any relevant time in the jurisdiction in which this financing statement is filed, such term will be given the meaning under the more encompassing of the two definitions with respect to each item of property.

       14.7 APPRAISAL. From time to time, but in any event no more often than once each calendar year, Collateral Agent may require a reappraisal of the market value of Equipment and/or Inventory comprising Collateral, which appraisal will be paid for by Debtor. Such appraisal will be in form and content satisfactory to Collateral Agent and be performed by an independent, certified appraiser selected by Collateral Agent.

       14.8 JOINT AND SEVERAL OBLIGATIONS. If this Security Agreement is executed by more than one person or entity as the "Debtor," the obligations of such persons or entities hereunder will be joint and several. Unless otherwise specified herein, any reference to "Debtor" will mean each such person or entity executing this Security Agreement individually and all of such persons or entities collectively.

       14.9 ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or of any provision of this Security Agreement, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled will be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Security Agreement in whole or in part, then such clause or provision only will be void, as though not herein contained, and the remainder of this Security Agreement will remain operative and in full force and effect.


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       14.10  CONTINUING AGREEMENT. This is a continuing Security Agreement and will continue in effect even though all or any part of the Obligations have been paid in full and even though for a period of time Debtor may not be indebted to Collateral Agent.

       14.11 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

       14.12 HEADINGS. The headings in this Security Agreement are for convenience only and will not limit or otherwise affect any of the terms hereof.

       14.13 LIABILITY OF COLLATERAL AGENT AND SECURED PARTIES. Debtor hereby agrees that neither Collateral Agent nor any Secured Party will be chargeable for any negligence, mistake, act or omission of any employee, accountant, examiner, Collateral Agent or attorney employed by Collateral Agent or Secured Party (except for their willful misconduct and gross negligence) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

       14.14 COLLATERAL AGENT RELATIONSHIP. Debtor acknowledges that the relationship between the Collateral Agent and any Noteholder with respect to any negligence, mistake, act or omission of any employee, accountant, or examiner of Collateral Agent or attorney employed by Collateral Agent (except for their willful misconduct) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations will be set forth in the Collateral Agency and Intercreditor Agreement.

       14.15 GOVERNING LAW AND JURISDICTION; NO JURY TRIAL. THIS SECURITY AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

       14.16 DEBTOR HEREBY IRREVOCABLY AGREES AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO, OR, AT THE OPTION OF COLLATERAL AGENT IN ITS SOLE DISCRETION, OF ANY STATE OR FEDERAL COURT(S) LOCATED WITHIN ANY OTHER COUNTY, STATE OR JURISDICTION IN WHICH COLLATERAL AGENT AT ANY TIME OR FROM TIME TO TIME CHOOSES IN ITS SOLE DISCRETION TO BRING AN ACTION OR OTHERWISE EXERCISE A RIGHT OR REMEDY, AND DEBTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING. DEBTOR HEREBY IRREVOCABLY CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED THE EARLIER OF DEBTOR'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN

              DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. NOTHING CONTAINED HEREIN WILL PREVENT COLLATERAL AGENT FROM SERVING PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

       14.17 DEBTOR AND COLLATERAL AGENT EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT, ANY DOCUMENTS EVIDENCING ANY OF THE OBLIGATIONS, OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.



         (REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURE PAGE FOLLOWS)

       Signed at Cincinnati, Ohio on March 30, 2001.


                                       Debtor:

                                       CORPLEX, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       O'GARA SECURITY INTERNATIONAL, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       O'GARA SATELLITE NETWORKS, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL ENVIRONMENTAL ENTERPRISES, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL INFORMATION SERVICES, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001

                                       KROLL ASSOCIATES INTERNATIONAL
                                       HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL BACKGROUND AMERICA, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL LINDQUIST AVEY, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       INPHOTO SURVEILLANCE, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL SCHIFF & ASSOCIATES, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001

                                       KROLL LABORATORY SPECIALISTS, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL-O'GARA CRISIS
                                       MANAGEMENT GROUP, INC.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       ITI LIMITED PARTNERSHIP


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       INTERNATIONAL TRAINING, INCORPORATED


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL BUCHLER PHILLIPS, LTD.


                                       By:
                                          --------------------------------------
                                             Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001